(Multicurrency—Cross Border)

ISDA®

                               International Swap Dealers Association, Inc.

                                           MASTER AGREEMENT

                                      dated as of February 28, 2007

  CREDIT SUISSE INTERNATIONAL                      And                 WELLS FARGO BANK, N.A., not in its
          ("Party A")                                                   individual or corporate capacity
                                                                       but solely as Trust Administrator
                                                                        on behalf of the Adjustable Rate
                                                                             Mortgage Trust 2007-1
                                                                                  ("Party B")

have entered and/or anticipate  entering into one or more transactions (each a "Transaction")  that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other  confirming  evidence (each a  "Confirmation")  exchanged  between the parties  confirming those
Transactions.

Accordingly, the parties agree as follows:$#151;

1.       Interpretation

(a)      Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings  therein specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any inconsistency  between the provisions of the Schedule and the other provisions of this Master  Agreement,  the Schedule will prevail.  In the event of any inconsistency between the provisions of any  Confirmation  and this Master  Agreement  (including  the  Schedule),  such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are entered  into in reliance on the fact that this Master
Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)  Each party will make each payment or delivery  specified in each  Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments  under  this  Agreement  will be made on the due date for value on that date in the place  of  the  account specified  in  the relevant Confirmation or  otherwise  pursuant to  this
         Agreement, in freely  transferable funds and in the manner customary for payments in the required currency. Where  settlement  is by delivery  (that is, other than by payment), such delivery will be made for  receipt on the due date in  the manner customary for the relevant  obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii)    Each  obligation  of each party under  Section  2(a)(i) is subject to (1) the  condition precedent  that  no Event of  Default  or Potential  Event of Default  with  respect to the other party has occurred and is continuing, (2) the condition  precedent that no Early Termination Date in respect of the relevant  Transaction has occurred or been effectively  designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been)  required to be delivered as of the originally scheduled date for delivery,  in each case together with (to the extent permitted under applicable law) interest,  in the currency, of such  amounts,  from (and  including)  the date such  amounts  or  obligations  were or would have been required to have been paid or performed to (but excluding)  such Early  Termination Date, at the
Applicable  Rate. Such  amounts  of interest will be calculated  on the basis of daily compounding and the actual number  of days elapsed. The  fair market value of any obligation referred to in clause  (b)  above shall be reasonably determined  by the party  obliged to make the  determination  under  Section  6(e) or, if each  party is so obliged, it shall  be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

     CREDIT SUISSE INTERNATIONAL                    WELLS  FARGO  BANK, N.A., not  in  its  individual  or
                                                    corporate capacity  but solely  as Trust Administrator
                                                    on behalf of the Adjustable Rate Mortgage Trust 2007-1
             ("Party A")                                                 ("Party B")

By: __________________________________________      By: __________________________________________________
Name:                                               Name:
Title:                                              Title:

By: __________________________________________
Name:
Title:

                                                                                            Swap Schedule

                                                SCHEDULE
                                                 to the
                                            Master Agreement

                                      dated as of February 28, 2007

                                                 between

                                                                Wells Fargo Bank, N.A., not in its individual or corporate
            Credit Suisse International                         capacity but solely as Trust Administrator on behalf of the
                                                      and                  Adjustable Rate Mortgage Trust 2007-1
      _______________________________________                            _________________________________________
                    ("Party A")                                                         ("Party B")

                                                 Part 1

                                         Termination Provisions.

(a)  "Specified Entity" means in relation to Party A for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

and in relation to Party B for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

(b)  "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)  Certain Events of Default.  Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

         Section  5(a)(ii)  (Breach  of  Agreement)  will apply to Party A and will not apply to Party B, except  that  Section  5(a)(ii)  will not apply to Party A with  respect to Party A's failure to comply with Part 5(b) herein.
         Section  5(a)(iii)  (Credit  Support  Default) will apply to Party A and will not apply to Party
         B, unless Party A has posted  collateral  under the Credit Support Annex,  in which case Section
         5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations  under Paragraph
         3(b) of the Credit Support Annex.
         Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.
         Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.
         Section  5(a)(vi)  (Cross  Default)  will  apply  to  Party A and  will  not  apply  to Party B.
         "Specified  Indebtedness"  shall have the meaning  specified in Section 14 of this Agreement and
         "Threshold  Amount"  means 3% of  Shareholder's  Equity of the Relevant  Entity.  "Shareholder's
         Equity"  means  with  respect to an entity,  at any time,  the sum (as shown in the most  recent annual  audited  financial  statements  of such  entity)  of (i) its  capital  stock  (including preferred  stock)  outstanding,  taken at par  value,  (ii) its  capital  surplus  and (iii) its retained  earnings,  minus  (iv)  treasury  stock,  each to be  determined  in  accordance  with generally accepted accounting principles.
         Section  5(a)(vii)  (Bankruptcy)  will apply to Party A and Party B; provided that in respect of
         Party B, (i) clause (2) thereof  shall not apply,  (ii)  clause (4)  thereof  shall not apply to
         Party B to the extent  that the  relevant  proceeding  is  instituted  by a  Relevant  Entity in breach of its  agreement  in Part 5(h) of this  Schedule,  (iii) the words  "seeks  or" shall be deleted  from  clause (6)  thereof  and any  appointment  that is effected by or pursuant to the transaction  documents  shall not  constitute  an Event of Default  under such clause (6),  (iv)
         clause (7) thereof  shall not apply,  (v) clause (8) thereof  shall apply only to the extent not inconsistent  with clauses (i) to (iv) of this  sentence  and (vi) clause (9) thereof  shall not apply.
         Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to
         Party B.

         Notwithstanding  anything to the contrary in Sections  5(a)(i) and 5(a)(iii) of this  Agreement, any  failure  by Party A to  comply  with or  perform  any  obligation  to be  complied  with or performed by Party A under any Credit  Support  Document shall not be an Event of Default unless
         (A) a Ratings  Event has occurred and at least 30 Local  Business  Days (10 Local  Business Days when the Ratings  Event  relates  only to S&P's  ratings  and 30  calendar  days when the Rating
         Events  relate only to Moody's  ratings)  have elapsed since the last time the Ratings Event had not occurred or was not  continuing  and (B) such failure is not remedied on or before the third
         Local Business Day after notice of such Ratings Event is given to Party A.

 (d) Termination Events.  The following Termination Events will apply to the parties as specified below:

         Section 5(b)(i) (Illegality) will apply to Party A and Party B.
         Section  5(b)(ii)  (Tax Event) will apply to Party A and Party B;  provided  that the words "(x)
         any action taken by a taxing authority, or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.
         Section  5(b)(iii)  (Tax Event upon Merger) will apply to Party A and Party B;  provided that in the event  that  Party A is the  Affected  Party in  respect  of an event  described  in Section
         5(b)(iii),  Party A shall not be entitled to designate  an Early  Termination  Date  pursuant to such Section 5(b)(iii).
         Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)  The  "Automatic  Early  Termination"  provision of Section 6(a) of this  Agreement will not apply to
     Party A or Party B.

(f)  Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

     (i) Loss will apply, subject to Part 5(z).

     (ii)The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

(h)  Additional Termination Events.  The following Additional Termination Events will apply:

     (i) Each of the following  shall  constitute an  Additional  Termination  Event with Party A as sole
         Affected Party:

                  (a) An S&P  Collateralization  Event has  occurred  and is  continuing  and Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance  with the  "Downgrade  Provisions"  as set  forth in Part
                      5(b)(2)  and a Ratings  Event has neither  occurred  nor is  continuing.  Any event which  constitutes  an  Additional  Termination  Event  pursuant  to  this  Section
                      1(h)(i)(a) shall not constitute an Event of Default.

                  (b) A Moody's  Collateralization Event has occurred and is continuing,  and Party A has failed to comply with or perform any  obligation  to deliver  collateral  under the
                      Credit  Support  Annex and 30 Local  Business  Days or more have elapsed  since the
                      last  time  that  no  Moody's   Collateralization   Event  had   occurred  and  was
                      continuing.  Any event which  constitutes an Additional  Termination Event pursuant to this Section  1(h)(i)(b)  shall not constitute an Event of Default  (unless such event  constitutes  a  failure  to post  collateral  pursuant  to the  terms of the
                      Credit Support Annex in breach of Part 5(b)(4)).

                  (c) Reserved.

                  (d) A Ratings  Event has  occurred and is  continuing  and Party A has failed to comply with or perform any  obligation  to be  complied  with or  performed  by Party A in accordance  with the  "Downgrade  Provisions"  as set forth in Part  5(b)(4) and in the case of a  Moody's  Ratings  Event (i) at least one  Eligible  Replacement  has made a Live Bid to be the  transferee of a transfer to be made in  accordance  with the  terms  hereof  and/or  (ii) at least  one  entity  that  satisfies  the  Hedge
                      Counterparty  Ratings  Requirements  is able to provide an  Eligible  Guarantee  in respect of all of Party A's present  and future  obligations  under this  Agreement subject to the  satisfaction of the S&P Ratings  Condition.  The failure by Party A to comply  with or  perform  any  obligation  (other  than the  obligation  to post collateral  pursuant to the terms of the Credit  Support Annex) to be complied with or  performed  by Party A in  accordance  with the  "Downgrade  Provisions"  as set forth in Part 5(b)(4) will  constitute an Additional  Termination  Event and not an
                      Event of Default.

    (ii) The Pooling and  Servicing  Agreement,  dated as of February 1, 2007, by and among Credit Suisse
         First Boston  Mortgage  Securities  Corp. as Depositor,  DLJ Mortgage  Capital,  Inc. as Seller,
         Wells Fargo Bank, N.A. as Servicer,  Master Servicer and Trust  Administrator,  Select Portfolio
         Servicing,  Inc. as Servicer,  Special  Servicer and Modification  Oversight  Agent,  Washington
         Mutual Mortgage  Securities  Corp., as Servicer,  and U.S. Bank National  Association as Trustee
         for Adjustable  Rate Mortgage  Trust 2007-1 (the PSA or the Pooling and Servicing  Agreement) or
         other  transaction  document is amended or modified  without the prior written  consent of Party
         A, where such  consent  is  required  under the terms of the PSA.  For all  purposes  under this

         Agreement,  Party B shall be the sole  Affected  Party  with  respect  to the  occurrence  of an
         Additional Termination Event described in this Part 1(h)(ii).

   (iii) The termination of the Trust pursuant to Article 11.01 of the PSA,  provided,  however, that  notwithstanding  Section  6(b)(iv) of this Agreement,  either party may designate an Early
         Termination  Date in respect of this Additional  Termination  Event. For all purposes under this
         Agreement,  Party B shall be the sole  Affected  Party  with  respect  to the  occurrence  of an
         Additional Termination Event described in this Part 1(h)(iii).

    (iv) Upon the  occurrence  of a Swap  Disclosure  Event (as defined in Part 5(v)  below)  Party A has not,  within 10 days after such Swap Disclosure  Event,  complied with any of the provisions set forth in Part 5(v)(iii)  below.  For all purposes of this  Agreement,  Party A shall be the sole
         Affected Party with respect to the occurrence of an Additional  Termination  Event  described in this Part 1(h)(iv).

                                                 Part 2

                                          Tax Representations.

(a)  Payer Representations. For the purpose of Section 3(e) of this Agreement, neither Party A nor
     Party B will make any representations.

(b)  Payee Representations. For the purpose of Section 3(f) of this Agreement, neither Party A nor
     Party B will make any representations.

                                                 Part 3

                                     Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:— None

(b) Other documents to be delivered are:—

---------------- -------------------------------------------------------------- ----------------------- -------------------
Party required                     Form/Document/Certificate                     Date by which to be        Covered by
  to deliver                                                                          delivered            Section 3(d)
   document                                                                                               Representation
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      Certified copy of the board of directors resolution (or        Concurrently with the   Yes
Party B          equivalent authorizing documentation) which sets forth the     execution and
                 authority of each signatory to this Agreement and each         delivery of this
                 Credit Support Document (if any) signing on its behalf and     Agreement.
                 the authority of such party to enter into Transactions
                 contemplated and performance of its obligations hereunder.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      Incumbency certificate (or, if available the current           Concurrently with the   Yes
Party B          authorized signature book or equivalent authorizing            execution and
                 documentation) specifying the names, titles, authority and     delivery of this
                 specimen signatures of the persons authorized to execute       Agreement unless
                 this Agreement which sets forth the specimen signatures of     previously delivered
                 each signatory to this Agreement, each Confirmation and each   and still in full
                 Credit Support Document (if any) signing on its behalf.        force and effect.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A          An opinion of counsel to such party as to the enforceability   Concurrently with the   No
                 of this Agreement that is reasonably satisfactory in form      execution and
                 and substance to the other party.                              delivery of the
                                                                                Confirmation unless
                                                                                previously delivered
                                                                                and still in full
                                                                                force and effect.
---------------- -------------------------------------------------------------- ----------------------- -------------------

---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          All opinions of counsel to Party B and counsel to the          Upon execution of       No
                 Servicer, delivered as of the Closing Date                     this Agreement
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          Such other information in connection with the Certificates     Upon request            No
                 or the PSA in the possession of Party B as Party A may
                 reasonably request.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          An executed copy of the PSA .                                  Within 30 days after    Yes
                                                                                the date of this
                                                                                Agreement.
---------------- -------------------------------------------------------------- ----------------------- -------------------

                                                 Part 4.

                                             Miscellaneous.

(a)  Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

     Party A:

    (1)  Address for notices or communications to Party A (other than by facsimile):-

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Managing Director -
                     England                                          Operations Department;
                                                                (3)   Managing Director - Legal Department

         Telex No.:  264521                    Answerback:             CSI G

         (For all purposes.)

    (2)  For the  purpose of  facsimile  notices or  communications  under this  Agreement  (other than a notice or communication under Section 5 or 6):-

         Facsimile No.:    44 20 7888 2686
         Attention:        Managing Director - Legal Department

         Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

     Party B:

     Address for notices or communications to Party B:

        Address:                Wells Fargo Bank, N.A., as Trust      Attention:         Client Manager, CSFB ARMT 07-1
                                Administrator for Adjustable
                                Rate Mortgage Trust 2007-1
                                9062 Old Annapolis Road
                                Columbia, Maryland 21045

        Telephone No.:          (410) 884-2000                        Facsimile No.:     (410) 715-2380

     (For all purposes.)

 (b) Process Agent. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent:

                   Credit Suisse Securities (USA) LLC
                   Eleven Madison Avenue
                   New York, NY 10010

                  Attention:        General Counsel
                                    Legal and Compliance Department

     Party B appoints as its Process Agent:  Not applicable.

(c)  Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is Party A.

(f)  Credit Support Document. Credit Support Document means:-

     With respect to Party A:  The Credit Support Annex and any guarantee that is provided to Party B pursuant to Part 5 (b) below.

     With respect to Party B:  The Credit Support Annex.

(g)  Credit Support Provider.

     Credit Support Provider means in relation to Party A:  Not applicable or, if a guarantee is provided to Party B pursuant to Part 5 (b) below, the guarantor providing such guarantee.
     Credit Support Provider means in relation to Party B:  Not applicable.

(h)  Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

(i)  Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to each
     Transaction hereunder.

(j)  "Affiliate."  "Affiliate" shall have the meaning specified in Section 14 of this Agreement, provided however, that Party B shall be deemed to have no Affiliates and, for purposes of Section
     3(c) of this Agreement, Party A shall be deemed to have no Affiliates.

                                                 Part 5.

                                            Other Provisions.

(a)  Definitions.

     Any  capitalized  terms used but not  otherwise  defined in this  Agreement  shall have the meanings assigned  to them (or  incorporated  by  reference)  in the PSA.  In the event of any  inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)  Downgrade Provisions.

     (1) It shall be a collateralization event (Collateralization Event) if:

              (A) with  respect to each  Relevant  Entity,  so long as Moody's  Investors  Service,  Inc.
              (Moody's) is currently  rating the  Certificates  and either (i) such  Relevant  Entity has both a long-term and short-term rating by Moody's and (x) the  unsecured,  unguaranteed and otherwise  unsupported  long-term senior debt obligations of such Relevant Entity are rated
              "A3" or below by Moody's or  (y) the  unsecured,  unguaranteed  and  otherwise  unsupported short-term  debt  obligations of such Relevant  Entity are rated "P-2" or below by Moody's, or (ii) no short-term rating is available from Moody's and the unsecured,  unguaranteed and otherwise  unsupported  long-term senior debt obligations of such Relevant Entity are rated
              "A2" or below by Moody's (such event, a Moody's Collateralization Event), or

              (B) Reserved.

              (C) with respect to each Relevant Entity,  so long as Standard & Poor's Rating Services,  a division of The McGraw-Hill Companies,  Inc. (S&P) is currently rating the Certificates and
              either  (i)  the  unsecured,   unguaranteed  and  otherwise  unsupported   short-term  debt
              obligations  of such  Relevant  Entity  are  rated  "A-2"  or  below by S&P or (ii) if such
              Relevant  Entity does not have a short-term  rating from S&P, the  unsecured,  unguaranteed and otherwise  unsupported  long-term  senior debt  obligations of Party A are rated "A" or below by S&P (such event, an S&P Collateralization Event).

              Relevant Entity means Party A and any guarantor  under an Eligible  Guarantee in respect of all of Party A's present and future obligations under this Agreement.

     (2) Without  prejudice to Party A's  obligations  under the Credit Support Annex,  during any period in which a  Collateralization  Event is occurring,  Party A shall, at its own expense and within thirty (30) Business Days of such  Collateralization  Event (or 30 calendar days, in the case of an S&P  Collateralization  Event), either (i) post collateral according to the terms of the 1994
         ISDA Credit Support Annex to this Schedule,  including  Paragraph 13 thereof (the Credit Support
         Annex),  (ii) furnish an Eligible  Guarantee (as defined below) of Party A's  obligations  under this  Agreement  that  is  (in  the  case  of an S&P  Collateralization  Event)  subject  to the
         satisfaction  of  the  S&P  Ratings   Condition  from  a  guarantor  that  satisfies  the  Hedge
         Counterparty   Ratings   Requirement  (as  defined   herein),   or  (iii)  obtain  a  substitute
         counterparty  (and provide  prior  written  notice to each Rating  Agency with respect  thereto)
         that (a) is  reasonably  acceptable  to  Party B  and the  Depositor,  (b)  satisfies  the Hedge
         Counterparty  Ratings  Requirement  and (c)  assumes  the  obligations  of  Party A  under  this
         Agreement  (through an assignment  and  assumption  agreement in form and  substance  reasonably satisfactory  to Party B and the Depositor) or replaces the outstanding  Transactions  hereunder with  transactions on identical  terms,  except that Party A shall be replaced as  counterparty, provided that such  substitute  counterparty,  as of the date of such assumption or replacement,

         must not,  as a result  thereof,  be  required to withhold or deduct on account of tax under the
         Agreement or the new  transactions,  as applicable,  and such assumption or replacement must not lead to a termination  event or event of default  occurring in respect of the new  transactions, as  applicable,  provided  further,  that  (in  the  case  of an  S&P  Collateralization  Event)
         satisfaction  of  the  S&P  Ratings  Condition  shall  be  required  for  any  transfer  of  any
         Transactions  under this Part  5(b)(2)(iii)  unless  such  transfer  is in  connection  with the
         assignment  and  assumption  of  this  Agreement  by  such   substitute   counterparty   without
         modification of its terms,  other than the following  terms:  party name,  dates relevant to the effective date of such transfer,  tax  representations  (provided  that the  representations  in
         Part  2(a)  are  not  modified)  and any  other  representations  regarding  the  status  of the substitute  counterparty  of the  type  included  in  Section  (c)  of  this  Part 5 and  notice information  (in  which  case,  Party  A  shall  provide  written  notice  to S&P  with  respect thereto).  To the extent  that Party A elects or is  required  to post  collateral  pursuant  to this Part  5(b)(1)  following  an S&P  Collateralization  Event,  Party A shall  deliver to each
         Rating Agency (with a copy to the Trust  Administrator)  within thirty (30) calendar days of the
         occurrence  of  such   Collateralization   Event  an  opinion   acceptable  to  S&P  as  to  the
         enforceability  of the  Credit  Support  Annex  and which  confirms  that,  notwithstanding  the commencement  of a case under the Bankruptcy  Code with respect to Party A, the collateral  will
         (a) be  available  to meet  swap  obligations  notwithstanding  the  automatic  stay  and (b) if delivered  pre-bankruptcy,  will not be subject  to  recovery  as  preferences  or  constructive fraudulent conveyances, in each case subject to standard qualifications and assumptions.

         Eligible  Guarantee  means an  unconditional  and  irrevocable  guarantee  that is provided by a guarantor as principal  debtor rather than surety and is directly  enforceable by Party B, where either  (A) a law  firm  has  given a legal  opinion  confirming  that  none of the  guarantor's payments  to Party B under such  guarantee  will be subject to  withholding  for Tax or (B) such guarantee  provides  that,  in the event that any of such  guarantor's  payments  to Party B are subject to withholding for Tax, such guarantor is required to pay such  additional  amount as is necessary  to ensure  that the net amount  actually  received  by Party B (free and clear of any withholding  tax)  will  equal  the  full  amount  Party  B  would  have  received  had no  such withholding been required.

         An entity  shall  satisfy  the Hedge  Counterparty  Ratings  Requirement  if (a)  either (i) the unsecured,  unguaranteed  and otherwise  unsupported  short-term debt  obligations of the entity are rated at least  "A-1" by S&P or (ii) if the entity  does not have a  short-term  rating from
         S&P, the unsecured,  unguaranteed  and otherwise  unsupported  long-term senior debt obligations of the  entity are rated at least "A+" by S&P,  and (b) either (i) the  unsecured,  unguaranteed and otherwise  unsupported  long-term  senior debt obligations of such entity are rated at least
         "A3" by Moody's and the  unsecured,  unguaranteed  and  otherwise  unsupported  short-term  debt obligations  of such  entity  are rated at least  "P-2" by  Moody's  (if such  entity has both a long-term  and  short-term  rating  from  Moody's)  or (ii)  if  such  entity  does  not  have a short-term  debt rating from Moody's,  the  unsecured,  unguaranteed  and otherwise  unsupported long-term  senior debt  obligations  of such entity are rated at least "A3" by Moody's.  For the purpose of this definition,  no direct or indirect  recourse against one or more shareholders of the entity (or against  any Person in control  of, or  controlled  by, or under  common  control with, any such  shareholder)  shall be deemed to constitute a guarantee,  security or support of the obligations of the entity.

         S&P Ratings  Condition  shall mean prior written  confirmation  from S&P that a proposed  action will not cause the  downgrade  or  withdrawal  of the then  current  ratings of any  outstanding
         Certificates.

         Rating Agency shall mean each of S&P and Moody's.

     (3) It shall be a ratings  event  (Ratings  Event) if at any time after the date  hereof (A) so long as S&P is currently  rating the  Certificates  and either (i) the  unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt  obligations  of each  Relevant  Entity are rated
         "BB+" or below by S&P, (ii) the unsecured,  unguaranteed  and otherwise  unsupported  short-term debt  obligations of each Relevant  Entity are rated "B" or below by S&P or (iii) if at any time after the date hereof S&P withdraws all of each  Relevant  Entity's  ratings and no longer rates any Relevant Entity (such event,  an S&P Ratings Event),  or (B) so long as Moody's is currently rating the  Certificates and either (i) the unsecured,  unguaranteed  and otherwise  unsupported long-term  senior debt  obligations of each Relevant Entity are unrated or rated "Baa1" or below by Moody's (or such rating is  withdrawn)  or (ii) the  unsecured,  unguaranteed  and  otherwise unsupported  short-term  debt  obligations of each Relevant Entity are unrated or rated "P-3" or below by Moody's (or such rating is withdrawn) (such event, a Moody's Ratings Event).

     (4) Following a Ratings Event, Party A shall take the following actions:

              (a) in the case of an S&P Ratings  Event,  Party A,  at its sole expense,  shall (i) within
              10 Business Days, subject to extension upon satisfaction of the S&P Ratings  Condition,  of the Ratings Event,  obtain a substitute  counterparty  (and provide  written notice to each
              Rating Agency with respect  thereto),  that (A) satisfies  the Hedge  Counterparty  Ratings
              Requirement  and (B) assumes the  obligations of Party A under this  Agreement  (through an assignment  and  assumption  agreement in form and  substance  reasonably  satisfactory  to
              Party B  and the  Depositor)  or  replaces  the  outstanding  Transactions  hereunder  with transactions  on identical  terms,  except that Party A shall be replaced as  counterparty, provided  that  such  substitute  counterparty,  as of  the  date  of  such  assumption  or replacement,  must not, as a result  thereof,  be required to withhold or deduct on account of tax under the Agreement or the new transactions,  as applicable,  and such assumption or replacement must not lead to a termination  event or event of default  occurring in respect of the new  transactions,  as applicable;  provided  further that  satisfaction  of the S&P
              Ratings  Condition  shall be required  within such 10 Business  Days or longer  period,  as applicable,  for any  transfer  of any  Transaction  under this clause  (a)(i)  unless such transfer is in connection  with the assignment  and  assumption of this  Agreement  without modification  of its terms by such  counterparty,  other than the  following  terms:  party name, dates relevant to the effective date of such transfer, tax representations  (provided that the  representations  in Part 2(a) are not  modified)  and any  other  representations regarding the status of the substitute  counterparty of the type included in Section (c) of this Part 5 and notice  information  (in which case,  Party A shall  provide  prior written notice  to S&P and the  Trust  Administrator  with  respect  thereto)  and  (ii)  upon  the occurrence  of an S&P Ratings  Event post  collateral  according to the terms of the Credit
              Support Annex; and

              (b) in the case of a Moody's  Ratings Event,  Party A,  at its sole expense,  shall (i) use commercially  reasonable  efforts  to, as soon as  reasonably  practicable,  (A) furnish an
              Eligible  Guarantee of Party A's  obligations  under this  Agreement  from a guarantor that satisfies paragraph (b) of the definition of Hedge Counterparty  Ratings Requirement or (B)
              obtain a substitute  counterparty  (and provide prior written  notice to each Rating Agency with respect  thereto)  that (1) is  reasonably  acceptable  to Party B, (2)  satisfies the paragraph (b) of the definition of Hedge Counterparty  Ratings  Requirement and (3) assumes the  obligations  of Party A under this  Agreement  (through an assignment  and  assumption agreement  in form and  substance  reasonably  satisfactory  to Party  B) or  replaces  the outstanding  Transactions  hereunder with  transactions  on  substantially  the same terms, including  rating  triggers,  credit  support  documentation  and other  provisions of this
              Agreement,  except  that Party A shall be  replaced  as  counterparty,  provided  that such substitute counterparty,  as of the date of such assumption or replacement,  must not, as a result thereof,  be required to withhold or deduct on account of tax under the Agreement or the new transactions,  as applicable, and such assumption or replacement must not lead to a termination  event or event of default  occurring  in respect of the new  transactions,  as applicable and (ii) post collateral according to the terms of the Credit Support Annex.

              Rating Agency Approval shall mean prior written confirmation from S&P and Moody's that such action will not cause them to downgrade or withdraw its then-current ratings of any outstanding Certificates.

(c)  Section  3(a)  of  this   Agreement  is  hereby   amended  to  include  the   following   additional
     representations after paragraph 3(a)(v):

     (vi)  Eligible  Contract  Participant.  It is an  "eligible  contract  participant"  as such term is defined in Section 35.1 (b) (2) of the regulations (17 C.F.R.  35) promulgated  under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

     (vii)  Individual  Negotiation.  This  Agreement  and  each  Transaction  hereunder  is  subject  to individual negotiation by the parties.

     (viii)  Relationship  between Party A and Party B. Subject as provided in Part 5(f), each of Party A and Party B represent to the other:

         (1)      Capacity.  Party A  represents  to  Party B on the date on  which  Party A enters  into this Agreement  that it is entering into the Agreement and the  Transaction as principal and not as agent  of any  person.  Party B  represents  to  Party A on the date on which  Party B enters into this  Agreement it is entering into the Agreement  and the  Transaction  in its capacity as
         Trust  Administrator  on behalf of the Trust created  under the Pooling and Servicing  Agreement in respect of the Adjustable Rate Mortgage Trust 2007-1.

         (2)      Non-Reliance.  Party A is acting for its own account  and with  respect to Party B, the
         Trust  Administrator  has been  directed  under the Pooling and  Servicing  Agreement to execute this Agreement  solely as Trust  Administrator  on behalf of the Trust created under the Pooling and  Servicing  Agreement in respect of the  Adjustable  Rate  Mortgage  Trust  2007-1.  Each of
         Party A and the Trust has made its own  independent  decisions  to enter  into that  Transaction and as to whether that  Transaction  is appropriate or proper for it based upon its own judgment and upon  advice  from such  advisors  as it has  deemed  necessary.  It is not  relying  on any communication  (written or oral) of the other party as investment  advice or as a recommendation to enter into that  Transaction;  it being understood that information and explanations  related to the terms and  conditions of a Transaction  shall not be  considered  investment  advice or a recommendation  to enter into that  Transaction.  No  communication  (written or oral)  received from the  other  party  shall be deemed  to be an  assurance  or  guarantee  as to the  expected results of that Transaction.

         (3)      Evaluation and  Understanding.  It is capable of evaluating and  understanding  (on its own behalf or through  independent  professional  advice),  and  understands  and  accepts,  the terms,  conditions  and  risks of this  Agreement  and each  Transaction  hereunder.  It is also capable of assuming,  and assumes,  all  financial  and other risks of this  Agreement  and each
         Transaction hereunder.

         (4)      Status of Parties.  The other  party is not acting as a fiduciary  or an advisor for it in respect of that Transaction.

(d)  Section 4 is hereby amended by adding the following new agreement:

     Actions  Affecting  Representations.  Party B agrees not to take any action  during the term of this
     Agreement or any Transaction  hereunder that renders or could render any of the  representations and warranties  in this  Agreement  untrue,  incorrect,  or  incomplete,  and, if any event or condition occurs that  renders or could  render any such  representation  untrue,  incorrect,  or  incomplete,
     Party B will immediately give written notice thereof to Party A.

(e)  Transfer.

     (i)  Section 7 is hereby amended to read in its entirety as follows:

         Except as stated under  Section  6(b)(ii),  provided that to the extent Party A makes a transfer pursuant to Section  6(b)(ii) it will provide a prior written  notice to the Rating  Agencies of such transfer,  neither Party A nor Party B is permitted to assign,  novate or transfer (whether by way of  security  or  otherwise)  as a whole or in part  any of its  rights,  obligations  or interests  under this  Agreement or any  Transaction  without the prior  written  consent of the other  party;  provided,  however,  that (i) Party A may make such a transfer of this  Agreement pursuant  to a  consolidation  or  amalgamation  with,  or merger  with or into,  or transfer of substantially  all of its assets to, another entity,  or an  incorporation,  reincorporation  or reconstitution,  and (ii) Party A may transfer  this  Agreement to any Person that is an office, branch or affiliate of Party A (any such Person,  office, branch or affiliate,  a Transferee) on at least five Business  Days' prior written  notice to Party B; provided  that,  with respect to clause  (ii),  (A) as of the  date of such  transfer  the  Transferee  will not be  required  to withhold  or deduct on  account  of a Tax from any  payments  under  this  Agreement  unless the
         Transferee  will be  required  to make  payments  of  additional  amounts  pursuant  to  Section
         2(d)(i)(4)  of this  Agreement  in  respect  of such Tax;  (B) a  Termination  Event or Event of
         Default  does not occur under this  Agreement as a result of such  transfer;  (C) such notice is accompanied by a written  instrument  pursuant to which the Transferee  acquires and assumes the rights and  obligations of Party A so  transferred;  and (D) Party A will be responsible for any costs or  expenses  incurred  in  connection  with  such  transfer.  Party B will  execute  such documentation  as is reasonably  deemed  necessary by Party A for the  effectuation  of any such transfer.  Notwithstanding  the  foregoing,  no transfer  shall be made unless the  transferring party obtains a written  acknowledgment  from each of the Rating Agencies that,  notwithstanding such transfer,  the then-current  ratings of the Certificates  will not be reduced or withdrawn, provided,  however,  that this  provision  shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

         Except as specified  otherwise  in the  documentation  evidencing a transfer,  a transfer of all the  obligations  of  Party  A made  in  compliance  with  this  Section  7 will  constitute  an acceptance and assumption of such  obligations  (and any related  interests so  transferred)  by the  Transferee,  a  novation  of the  transferee  in  place  of  Party A with  respect  to such obligations (and any related  interests so transferred),  and a release and discharge by Party B of Party A from,  and an agreement by Party B not to make any claim for payment,  liability,  or otherwise  against Party A with respect to, such  obligations  from and after the effective date of the transfer.

         In addition,  Party A may  transfer  this  Agreement  without the prior  written  consent of the
         Trust  Administrator  on behalf of Party B but with  prior  written  notice to S&P and the Trust
         Administrator,  to an  Affiliate of Party A that (i)  satisfies  the Hedge  Counterparty  Rating
         Requirements  or that has  furnished  a  guarantee,  subject to S&P  Ratings  Condition,  of the obligations under this Agreement from a guarantor that satisfies the Hedge  Counterparty  Rating
         Requirements  and (ii) as of the date of such  transfer such  Affiliate  will not be required to withhold  or deduct on  account of a Tax from any  payments  under this  Agreement  unless  such
         Affiliate  will be  required  to  make  payments  of  additional  amounts  pursuant  to  Section
         2(d)(i)(4)  of this  Agreement in respect of such Tax;  provided  that  satisfaction  of the S&P
         Ratings  Condition  will be required  unless such transfer is in connection  with the assignment and assumption of this Agreement by such an Affiliate without  modification of its terms,  other than the following  terms:  party name,  dates  relevant to the effective date of such transfer, tax  representations  (provided that the  representations in Part 2(a) are not modified) and any other representations  regarding the status of such an Affiliate the substitute  counterparty of the type included in Section (c) of this Part 5 and notice  information (in which case,  Party A shall provide written notice to S&P with respect thereto).

     (ii) If an  Eligible  Replacement  has made a Firm  Offer  (which  means an offer  that will  become legally  binding  upon  acceptance  by Party B) to be the  transferee  pursuant  to a  Permitted
         Transfer,  Party B shall,  at Party  A's  written  request  and at Party A's  expense,  take any reasonable steps required to be taken by Party B to effect such transfer.

(f)  Trust  Administrator  Capacity.  It is expressly  understood  and agreed by the parties  hereto that
     (i) this  Agreement is executed and delivered by Wells Fargo Bank,  N.A.  (the Trust  Administrator)
     not  individually  or personally  but solely as Trust  Administrator  on behalf of the Trust created under the Pooling and Servicing  Agreement in respect of the  Adjustable  Rate Mortgage Trust 2007-1
     (the Trust),  in the exercise of the powers and authority  conferred and vested in it under the PSA,
     (ii) each of the  representations,  undertakings and agreements herein made on the part of the Trust is made and intended  not as personal  representations,  undertakings  and  agreements  by the Trust
     Administrator  but is made and  intended for the purpose of binding  only the Trust,  (iii)  nothing herein  contained  shall  be  construed  as  creating  any  liability  on  the  part  of  the  Trust
     Administrator,  individually  or  personally,  to perform any covenant  either  expressed or implied contained  herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person  claiming by, through or under the parties hereto and (iv) under no  circumstances  shall the Trust  Administrator  be personally  liable for the payment of any  indebtedness  or expenses of the Trust or be liable  for the breach or failure of any  obligation,  representation,  warranty  or covenant made or undertaken by the Trust under this  Agreement or any other related  documents as to all of which  recourse  shall be had solely to the assets of the Trust in accordance  with the terms of the PSA.

         (g)      Reserved.

(h)  Proceedings.  No Relevant  Entity  shall  institute  against or cause any other  person to institute against,  or join any other person in instituting  against Party B or the trust created  pursuant to the Pooling and Servicing  Agreement,  any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other proceedings  under any federal or state bankruptcy,  dissolution or  similar  law,  for a period of one year and one day,  or if  longer  the  applicable  preference period then in effect,  following  indefeasible  payment in full of the Certificates.  Nothing shall preclude,  or be  deemed  to stop,  a  Relevant  Entity  (i) from  taking  any  action  prior to the expiration  of the  aforementioned  one  year  and one  day  period,  or if  longer  the  applicable preference  period then in effect,  in (A) any case or proceeding  voluntarily filed or commenced by
     Party B or (B) any  involuntary  insolvency  proceeding  filed or commenced by a Person other than a
     Relevant  Entity,  or (ii) from  commencing  against Party B or any of the Mortgage  Loans any legal action which is not a bankruptcy,  reorganization,  arrangement, insolvency, moratorium, liquidation or similar proceeding. This provision shall survive termination of this Agreement.

(i)  Change  of  Account.  Section  2(b) of this  Agreement  is hereby  amended  by the  addition  of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(j)  Reserved.

(k)  No Set-off.  Except as  expressly  provided for in Section  2(c),  Section 6 hereof,  Part  5(y)(vi)
     below or  paragraphs  8(a) or 8(b) of the  Credit  Support  Annex,  and  notwithstanding  any  other provision  of this  Agreement  or any other  existing or future  agreement,  each party  irrevocably waives any and all rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment  or  performance  of any  obligation  between  it and the other  party  hereunder against  any  obligation  between it and the other party under any other  agreements.  Section  6(e)
     shall be amended by deleting the following  sentence:  "The amount, if any, payable in respect of an
     Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(l)  Notice of Certain  Events or  Circumstances.  Each party agrees,  upon learning of the occurrence or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would  constitute)  an Event of Default or  Termination  Event with  respect to such party,  promptly to give the other party  notice of such event or  condition  (or, in lieu of giving notice of such  event or  condition  in the case of an event or  condition  that with the  giving of notice or passage of time or both would  constitute  an Event of Default or  Termination  Event with respect to the party,  to cause such event or condition  to cease to exist before  becoming an Event of  Default  or  Termination  Event);  provided  that  failure  to  provide  notice of such event or condition  pursuant  to this Part 5(j) shall not  constitute  an Event of  Default or a  Termination
     Event.

(m)  Regarding  Party  A.  Party B  acknowledges  and  agrees  that  Party A has  had  and  will  have no involvement  in and,  accordingly  Party A accepts no  responsibility  for:  (i) the  establishment, structure,  or choice of assets of Party B; (ii) the  selection  of any person  performing  services for or acting on behalf of Party B; (iii) the  selection  of Party A as the  Counterparty;  (iv) the terms  of the  Certificates;  (v)  the  preparation  of or  passing  on  the  disclosure  and  other information  contained  in any  offering  circular  for the  Certificates,  the  PSA,  or any  other agreements  or documents  used by Party B or any other party in  connection  with the  marketing and sale  of  the  Certificates  (other  than  information  provided  by  Party  A for  purposes  of the disclosure  document relating to the  Certificates);  (vi) the ongoing operations and administration of Party  B,  including  the  furnishing  of any  information  to Party B which is not  specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(n)  Rating Agency  Approval on Amendment.  In addition to the  requirements of Section 9, this Agreement will not be amended unless Party B shall have received Rating Agency Approval.

(o)  Jurisdiction.  Section 13(b) is hereby  amended by: (i) deleting in the second line of  subparagraph
     (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(p)  Limited  Recourse  Non-petition.  The  liability  of Party B in relation to this  Agreement  and any
     Confirmation  hereunder  is limited in  recourse  to assets in the Trust and  payments  of  interest proceeds and  principal  proceeds  thereon  applied in  accordance  with the terms of the PSA.  Upon application  of all of the assets in the Trust (and proceeds  thereon) in  accordance  with the PSA,
     Party A shall not be  entitled  to take any further  steps  against  Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

(q)  Reserved.

(r)  Waiver of Jury Trial.  Each party waives,  to the fullest  extent  permitted by applicable  law, any right it may have to a trial by jury in respect of any suit,  action or proceeding  relating to this
     Agreement or any Credit Support  Document.  Each party certifies (i) that no  representative,  agent or  attorney  of the other  party or any Credit  Support  Provider  has  represented,  expressly  or otherwise,  that such other  party  would not,  in the event of such a suit,  action or  proceeding, seek to enforce the  foregoing  waiver and (ii)  acknowledges  that it and the other party have been induced to enter into this  Agreement and provide for any Credit  Support  Document,  as applicable, by, among other things, the mutual waivers and certifications in this Section.

(s)  Consent to Recording.  Each party (i) consents to the recording of the  telephone  conversations  of trading and  marketing  personnel  of the  parties  and their  Affiliates  in  connection  with this
     Agreement  or any  potential  transaction  and (ii) if  applicable,  agrees to obtain any  necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(t)  Severability.   If  any  term,  provision,   covenant,  or  condition  of  this  Agreement,  or  the
     application  thereof  to any  party  or  circumstance,  shall  be held  to be  illegal,  invalid  or unenforceable (in whole or in part) for any reason, the remaining terms,  provisions,  covenants and conditions  hereof shall  continue in full force and effect as if this  Agreement  had been executed with the illegal,  invalid or  unenforceable  portion  eliminated,  so long as this  Agreement as so modified continues to express,  without material change,  the original  intentions of the parties as to the subject  matter of this  Agreement  and the deletion of such portion of this  Agreement  will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(u)  Escrow  Payments.  If  (whether  by  reason  of the time  difference  between  the  cities  in which payments or deliveries  are to be made or otherwise)  it is not possible for  simultaneous  payments or  deliveries  to be made on any date on which  both  parties  are  required  to make  payments  or deliveries  hereunder,  either party may at its option and in its sole  discretion  notify the other party  (Section  2(b) of this  Agreement  notwithstanding)  that payments or deliveries on that date are to be made in escrow (such notifying party being the Appointing  Party).  In this case,  deposit of the  payment or  delivery  due  earlier on that date shall be made by 2:00 pm (local  time at the place for the  earlier  payment  or  delivery)  on that date with an escrow  agent  selected  by the
     Appointing  Party,  accompanied by irrevocable  payment or delivery  instructions (i) to release the deposited  payment or delivery to the  intended  recipient  upon  receipt by the escrow agent of the required  deposit of the  corresponding  payment or  delivery  from the other party on the same date accompanied  by  irrevocable  payment or  delivery  instructions  to the same  effect or (ii) if the required deposit of the  corresponding  payment or delivery is not made on that same date, to return the  payment  or  delivery  deposited  to the  party  that paid or  delivered  it into  escrow.  The
     Appointing  Party  will pay all costs of the escrow  arrangements.  The  Appointing  Party will bear the  risk  of any  failure  of its  nominated  escrow  agent  to  fully  and  promptly  perform  the obligations  of such  escrow  agent as  contemplated  in this Part  5(t).  Any  amounts  payable  or deliveries  to be made under this  Agreement by the  Appointing  Party which are not received by the other  party  hereto on the due date will  remain due and  payable  or to be made by the  Appointing
     Party as of such date  (assuming  timely  payment or delivery on the due date of amounts  payable or deliveries  to be made by the other  party  hereto).  Any amounts or  deliveries  due from the other party,  which have been paid or  delivered  to the escrow  agent in  accordance  with this Part 5(u)
     (and any  instructions  in connection  therewith  given to the other party by the Appointing  Party)
     shall be  treated  as  having  been paid or  delivered  by such  other  party  and  received  by the
     Appointing  Party as of the date on which  they were paid or  delivered  to the  Appointing  Party's escrow agent.  The Appointing  Party shall cause the escrow  arrangements  to provide that the other party shall be entitled  to  interest on any payment due to be  deposited  first for each day in the period of its deposit at the rate  offered by the escrow agent for that day for  overnight  deposits in the relevant  currency in the office where it holds that  deposited  payment (at 11.00 a.m. local time on that day) if that  payment is not  released  by to the other  party 5.00 p.m.  local time on the date it is  deposited  for any reason other than the  intended  recipient's  failure to make the escrow deposit it is required to make under this paragraph in a timely fashion.

(v)  Compliance with Regulation AB.

     (i) Party A agrees and  acknowledges  that Depositor  (Depositor)  is required  under  Regulation AB under the  Securities Act of 1933, as amended,  and the Securities  Exchange Act of 1934, as amended
     (the Exchange Act) (Regulation AB), to disclose certain financial  information  regarding Party A or its  group  of  affiliated  entities,  if  applicable,  depending  on  the  aggregate  "significance percentage" of this  Agreement and any other  derivative  contracts  between Party A or its group of affiliated  entities,  if  applicable,  and Party B, as  calculated  from time to time in accordance with Item 1115 of Regulation AB.

     (ii)It shall be a swap disclosure event (Swap  Disclosure  Event) if, on any Business Day during the term of the  Transaction,  Depositor  requests  from Party A the  applicable  financial  information described in Item 1115 of Regulation AB (such request to be based on a reasonable  determination  by
     Depositor,  in good faith,  that such information is required under Regulation AB as a result of the aggregate "significance percentage" exceeding 10%) (the Swap Financial Disclosure).

     (iii)        Upon the  occurrence of a Swap  Disclosure  Event,  Party A, at its own expense,  shall
     (a) provide to Depositor the Swap Financial  Disclosure,  (b) secure another entity to replace Party
     A as party to this Agreement on terms  substantially  similar to this Agreement and subject to prior notification  to the Rating  Agencies,  provided,  that  satisfaction  of the S&P Ratings  Condition shall be  required  for any  transfer  of any  Transactions  under this  clause  (iii)  unless  such transfer is in connection  with the assignment  and assumption of this Agreement by such  substitute counterparty  without  modification of its terms,  other than the following terms: party name, dates
     relevant  to  the  effective  date  of  such  transfer,  tax  representations   (provided  that  the
     representations  in Part 2(a) are not modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type  included  in  Section  (c) of this Part 5 and  notice information  (in which case,  Party A shall  provide  written  notice to S&P with respect  thereto), which entity (or a guarantor  therefor) meets or exceeds the Hedge Counterparty  Ratings Requirement and which entity is able to comply with the financial  information  disclosure  requirements of Item
     1115 of Regulation  AB or (c) obtain a guaranty of the Party A's  obligations  under this  Agreement from an affiliate of the Party A that is able to comply with the  financial  information  disclosure requirements  of Item 1115 of  Regulation  AB,  such that  disclosure  provided  in  respect  of the affiliate  will satisfy any disclosure  requirements  applicable  with respect to the  Counterparty, and cause such  affiliate to provide Swap Financial  Disclosure.  If permitted by Regulation AB, any required  Swap  Financial  Disclosure  may be provided by  incorporation  by reference  from reports filed pursuant to the Exchange Act.

(w)  Third Party Beneficiary.

     Depositor  shall be an express  third party  beneficiary  of this  Agreement as if a party hereto to the extent of  the Depositor 's rights explicitly specified herein

(x)  Credit  Support  Default.  Section  5(a)(iii)(1)  of this  Agreement is hereby  deleted and replaced with the following:

     "(1) The  occurrence  of an Event of Default  under any  Credit  Support  Document  if such Event of
     Default is continuing after any applicable grace period has elapsed;"

(y)  Tax.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of this  Agreement,  in relation  to  payments  by Party A,  any Tax  shall be an  Indemnifiable  Tax and,  in  relation  to payments by Party B, no Tax shall be an Indemnifiable Tax.

(z)  Calculations.  Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole
Affected Party (other than pursuant to an Illegality or a Tax Event) or (B) the Defaulting Party in
respect of any Event of Default, paragraphs (i) to (vii) below shall apply:

     (i)      Notwithstanding  Part 1(f) hereof,  "Market  Quotation"  shall apply, and the definition of
     "Market Quotation" shall be deleted in its entirety and replaced with the following:

      ""Market  Quotation" means, with respect to one or more Terminated  Transactions,  a Live Bid which is (1) made by a Reference  Market-maker  that is an Eligible  Replacement,  (2) for an amount that would be paid to Party B (expressed  as a negative  number) or by Party B (expressed  as a positive number) in consideration of an agreement  between Party B and such Reference  Market-maker to enter into a transaction  (the  "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery  (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
      by the  parties  under  Section  2(a)(i)  in respect of such  Terminated  Transactions  or group of
      Terminated  Transactions  that would,  but for the  occurrence  of the relevant  Early  Termination
      Date,  have been required  after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated  Transaction or group of Transactions  are to be excluded but,  without  limitation, any  payment or  delivery  that would,  but for the  relevant  Early  Termination  Date,  have been
      required  (assuming   satisfaction  of  each  applicable  condition  precedent)  after  that  Early
      Termination  Date is to be  included  and (4) made in respect  of a  Replacement  Transaction  with terms  substantially  the same as those of this  Agreement  (save for the  exclusion of  provisions relating to Transactions that are not Terminated Transactions)."

     (ii)     The  definition of  "Settlement  Amount" shall be deleted in its entirety and replaced with the following:

      ""Settlement  Amount" means,  with respect to any Early  Termination Date, an amount (as determined by the  Depositor  based  on  information  provided  by the  Reference  Market-Maker)  equal to the
      Termination  Currency  Equivalent  of the  amount  (whether  positive  or  negative)  of any Market
      Quotation  for the relevant  Terminated  Transaction  or group of Terminated  Transactions  that is accepted by the Depositor so as to become legally binding, provided that:

      (1)     If,  on the day  falling  ten  Local  Business  Days  after  the  day on  which  the  Early
              Termination  Date is  designated  or such later day as the Depositor may specify in writing to Party A (but in either  case no later  than the Early  Termination  Date)  (such day the
              "Latest  Settlement  Amount  Determination  Day"),  no Market  Quotation  for the  relevant
              Terminated  Transaction  or group of  Terminated  Transactions  has  been  accepted  by the
              Depositor so as to become legally binding and one or more Market  Quotations have been made and remain capable of becoming  legally  binding upon  acceptance,  the  Settlement  Amount shall  equal the  Termination  Currency  Equivalent  of the  amount  (whether  positive  or negative) of the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such Market  Quotations shall be the lowest Market  Quotation of such Market  Quotations expressed  as a positive  number or, if any of such Market  Quotations  is  expressed  as a negative  number,  the Market  Quotation  expressed  as a negative  number with the largest absolute value); and

      (2)     If,  on the  Latest  Settlement  Amount  Determination  Day,  no Market  Quotation  for the
              relevant Terminated Transaction or group of Terminated  Transactions is accepted by Party B so as to become legally binding and no Market  Quotations have been made and remain capable of becoming  legally binding upon acceptance,  the Settlement  Amount shall equal Party B's
              Loss  (whether  positive or negative and without  reference to any Unpaid  Amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

     (iii)    For the purpose of clause (4) of the definition of Market  Quotation,  the Depositor  shall determine,  based on information provided by the Reference Market-Maker,  whether a Live Bid is made in respect of a Replacement  Transaction  with commercial terms  substantially  the same as those of this  Agreement  (save  for the  exclusion  of  provisions  relating  to  Transactions  that are not
     Terminated  Transactions):  provided,  however,  that  notwithstanding  the  provisions of this Part
     5(z), nothing in this Agreement shall preclude Party A from obtaining Market Quotations.

     (iv)     At any time on or before the Latest  Settlement  Amount  Determination  Day at which two or more Market  Quotations  remain capable of becoming legally binding upon  acceptance,  the Depositor shall be entitled to accept only the lowest of such Market  Quotations  (for the avoidance of doubt, the  lowest  of such  Market  Quotations  shall  be the  lowest  Market  Quotation  of  such  Market
     Quotations  expressed as a positive  number or, if any of such Market  Quotations  is expressed as a negative  number,  the Market  Quotation  expressed as a negative  number with the largest  absolute value).

     (v)      If the Depositor  requests  Party A in writing to obtain Market  Quotations,  Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

     (vi)     If the Settlement Amount is a negative number,  Section  6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

      "Second  Method and Market  Quotation.  If Second Method and Market  Quotation  apply,  (1) Party B shall pay to Party A an amount equal to the absolute value of the  Settlement  Amount in respect of the Terminated  Transactions,  (2) Party B shall pay to Party A the Termination Currency Equivalent of the  Unpaid  Amounts  owing to  Party A and (3)  Party A shall  pay to  Party B the  Termination
      Currency  Equivalent  of the  Unpaid  Amounts  owing to Party B;  provided  that,  (i) the  amounts payable  under (2) and (3) shall be  subject to netting in  accordance  with  Section  2(c) of this
      Agreement and (ii)  notwithstanding  any other provision of this  Agreement,  any amount payable by
      Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

     (vii)    For purposes of this Part 5(z),

      "Eligible  Replacement"  means an entity  either  (A)  satisfying  the Hedge  Counterparty  Ratings
      Requirement or (B) whose present and future  obligations  owing to Party B are guaranteed  pursuant to a guarantee  provided by a guarantor  satisfying the Hedge  Counterparty  Ratings  Requirements, and in each case which enters into an  indemnification  agreement in  connection  with Part 5(v) of this Agreement with the Depositor that is reasonably satisfactory to the Depositor.

      "Live Bid" means a firm quotation  from a Reference  Market-maker  that is an Eligible  Replacement which, when made, was capable of becoming legally binding upon acceptance.

(aa) Rating  Agency  Notifications.   Notwithstanding  any  other  provision  of  this  Agreement,   this
     Agreement shall not be amended,  no Early Termination Date shall be effectively  designated by Party
     B, and no transfer of any rights or  obligations  under this  Agreement  shall be made (other than a transfer of all of Party A's rights and  obligations  with respect to this  Agreement in  accordance with Part 5(e)  above)  unless  each  Rating  Agency has been  given  prior  written  notice of such amendment, designation or transfer.

(bb) Applicable Rating Agency.  Rating triggers and other Rating  Agency-related  provisions herein apply only for so long as that particular Rating Agency is rating the certificates.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                                                          Wells Fargo Bank, N.A., not in its individual or
                                                               corporate capacity but solely as Trust
Credit Suisse International                                Administrator on behalf of the Adjustable Rate
                                                                       Mortgage Trust 2007-1

By: __________________________________________      By: __________________________________________________
Name:                                               Name:
Title:                                              Title:

By: __________________________________________
Name:
Title:

                                                                                CREDIT SUISSE INTERNATIONAL

                                                                                One Cabot Square,     Telephone 020 7888 8888
                                                                                London E14 4QJ          www.credit-suisse.com

                                          Facsimile Cover Sheet

To:                                 Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust
                                    Administrator on behalf of the Adjustable Rate Mortgage Trust 2007-1

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               28 February 2007

Pages (including cover page):       4

Our Reference No: External ID: 53195585NOV / Risk ID: 447692463, 447692477

Credit Suisse  International  has entered into a transaction with you as attached.  Please find attached a  letter  agreement  (the  "Confirmation")  which  confirms  the  terms  and  conditions  of the  above transaction.

If you agree with the terms specified therein,  please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile  is intended  only for the use of the  individual  or entity to which it is addressed and may contain  information  which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for  delivering  the message to the intended  recipient,  you are hereby  notified  that any  dissemination,  distribution  or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                                                                  Registered Office as above
                                                            Registered with unlimited liability in England under No. 2500199
                                                                Authorised and Regulated by the Financial Services Authority
                                                                                                      VAT No: GB 447 0737 41

                                          Novation Confirmation

Date:    28 February 2007

To:      Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2007-1

To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53195585NOV

__________________________________________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and  conditions of
the  Swap   Transaction   entered  into  between  us  on  the  Trade  Date  specified  below  (the  "Swap
Transaction").   This  Confirmation  constitutes  a  "Confirmation"  as  referred  to  in  the  Agreement specified below.

         1.       The definitions  and provisions  contained in the 2004 ISDA Novation  Definitions  (the
         "Definitions")  and the  terms  and  provisions  of the  2000  ISDA  definitions  (the  "Product
         Definitions"),  each as published by the International Swaps and Derivatives  Association,  Inc.
         and amended from time to time,  are  incorporated  in this Novation  Confirmation.  In the event of any  inconsistency  between (i) the Definitions,  (ii) the Product  Definitions  and/or (iii)
         the  Novation  Agreement  and  this  Novation  Confirmation,  this  Novation  Confirmation  will govern.  In the  event  of any  inconsistency  between  the  Novation  Confirmation  and the New
         Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

         2.       The terms of the Novation  Transaction to which this Novation  Confirmation relates are as follows:

           Novation Date:                                    28 February 2007

           Novated Amount:                                   USD  808,700,000  subject to  adjustment  as set out in
                                                             the Additional Terms of the New Confirmation

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the
                                                             Adjustable Rate Mortgage Trust 2007-1

           Remaining Party:                                  Credit Suisse International

           New Agreement (between  Transferee and            1992 ISDA Master Agreement dated as of
           Remaining Party):                                 28 February 2007

         3.       The terms of the Old  Transaction  to which this  Novation  Confirmation  relates,  for identification purposes, are as follows:

         Trade Date of Old Transaction:                                 22 February 2007
         Effective Date of Old Transaction:                             28 February 2007
         Termination Date of Old Transaction:                           25 January 2012

         4.       The terms of the New Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

         Full First Calculation Period:                                 Applicable

5.       Miscellaneous Provisions:

         Non-Reliance:                                                  Applicable

For the purpose of  facilitating  this  Transaction,  an  Affiliate  of CSIN,  which is  organized in the
United States of America (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no  responsibility  or liability to the parties as a principal with respect to this Transaction.

Credit Suisse  International  is authorized  and  regulated by the Financial  Services  Authority and has entered into this  transaction as principal.  The time at which the above  transaction  was executed will be notified to the parties on request.

The parties  confirm their  acceptance to be bound by this Novation  Confirmation as of the Novation Date by  executing  a copy of this  Novation  Confirmation  and  returning  it to us. The  Transferor,  by its execution of a copy of this Novation  Confirmation,  agrees to the terms of the Novation  Confirmation as it  relates  to the Old  Transaction.  The  Transferee,  by its  execution  of a copy  of  this  Novation
Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.

                                                                                                        3

Credit Suisse International

By:..............................
 Name:
 Title:

Credit Suisse Management LLC

By:..............................
 Name:
 Title:

Wells Fargo Bank,  N.A., not in its  individual or corporate  capacity but solely as Trust  Administrator  on behalf of the Adjustable Rate Mortgage Trust 2007-1

By:..............................
 Name:
 Title:

Our Reference No: External ID: 53195585NOV / Risk ID: 447692463, 447692477

                                                                                                        4

                                                                                CREDIT SUISSE INTERNATIONAL

                                                                                One Cabot Square,    Telephone 020 7888 8888
                                                                                London E14 4QJ         www.credit-suisse.com

                                               Facsimile Cover Sheet

To:                                 Wells Fargo Bank,  N.A., not in its individual or corporate  capacity but solely as
                                    Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2007-1

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               28 February 2007

Pages (including cover page):       8

Our Reference No: External ID: 53195585N3 / Risk ID: 447692463, 447692477

Credit Suisse  International  has entered into a transaction  with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you  agree  with the  terms  specified  therein,  please  arrange  for the  Confirmation  to be  signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible for delivering the message to the intended  recipient, you are  hereby  notified  that any  dissemination,  distribution  or  copying of this  communication  is  strictly prohibited.  If you have received  this  communication  in error,  please  notify us  immediately  by telephone and return the original message to us by mail. Thank you.

                                                                                                  Registered Office as above
                                                            Registered with unlimited liability in England under No. 2500199
                                                                Authorised and Regulated by the Financial Services Authority
                                                                                                      VAT No: GB 447 0737 41

                                                                                                   28 February 2007

Wells Fargo Bank, NA
9062 Old Annapolis Road
Columbia, Maryland  21045
Attn: Client Manager - CSFB ARMT 2007-1
Fax:  410-715-2380

External ID: 53195585N3

____________________________________________________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and  conditions  of the Swap
Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the  "Swap  Transaction").   This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means  Wells  Fargo  Bank,   N.A.,
not in its individual or corporate  capacity but solely as Trust  Administrator  on behalf of the  Adjustable  Rate
Mortgage Trust 2007-1.

     1.  The definitions and provisions  contained in the 2000 ISDA Definitions (as published by the  International
         Swaps and Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any inconsistency  between those  definitions and provisions and this  Confirmation,  this  Confirmation  will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 February 2007 as amended and supplemented from time to time (the  "Agreement"),  between you and us, identified  therein  as the "Cap  Agreement."  All  provisions  contained  in the  Agreement  govern  this
         Confirmation except as expressly modified below.

         CSIN and  Counterparty  each  represents  to the other that it has entered into this Swap  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed by the other.

     2.  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  808,700,000  subject to  amortization as set out in the
                                                       Additional Terms provision of this Confirmation

                  Trade Date:                          22 February 2007

                  Effective Date:                      28 February 2007

                  Termination Date:                    25 January 2012,  subject to  adjustment in accordance  with the Following Business Day Convention

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        28 February 2007,  subject to adjustment in accordance  with the Following Business Day Convention

                  Fixed Amount:                        USD 560,000

         Floating Amounts:

                  Floating Rate Payer:                 CSIN

                  Floating Rate
                  Period End Dates:                    The 25th of each month,  commencing  on 25 March  2007,  and ending  on  the  Termination  Date,  inclusive,  subject  to adjustment  in accordance  with the  Following  Business Day
                                                       Convention

                  Initial Floating Rate Payer
                  Calculation Period:                  From and  including  28 February  2007 to but  excluding  25
                                                       March 2007,  subject to adjustment  in  accordance  with the
                                                       Following Business Day Convention

                  Floating Rate
                  Payment Dates:                       One  Business  Day prior to each  Floating  Rate  Period End
                                                       Date

                  Cap Rate:                            See the Additional Terms provision of this Confirmation

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of
                                                       10.803%,  provided  that the  Floating  Rate for the Initial
                                                       Floating Rate Payer Calculation Period shall be 5.32%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The first day of each Calculation  Period,  commencing on 25
                                                       March 2007

                  Compounding:                         Inapplicable

         Business Days:                                New York

         Calculation Agent:                            CSIN

         Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Wells Fargo Bank, N.A.
                                                       ABA: 121000248
                                                       Account Name: SAS Clearing
                                                       Account Number: 3970771416
                                                       FFC: 50978401, CSFB ARMT 07-1 Group 5 Cap Account

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which  the  above  transaction  was  executed  will be  notified  to
Counterparty on request.

                                   ADDITIONAL TERMS

-------------------------------------------------------------------------------------
  Calculation Period up to      Notional Amount (USD):            Cap Rate:
  but excluding the Period
  End Date* scheduled to
         occur on:
-------------------------------------------------------------------------------------
       25-March-2007                808,700,000                    8.475%
-------------------------------------------------------------------------------------
       25-April-2007                792,331,328                    6.797%
-------------------------------------------------------------------------------------
        25-May-2007                 777,343,948                    7.030%
-------------------------------------------------------------------------------------
        25-June-2007                760,540,379                    6.798%
-------------------------------------------------------------------------------------
        25-July-2007                745,670,034                    7.032%
-------------------------------------------------------------------------------------
       25-August-2007               713,683,234                    6.849%
-------------------------------------------------------------------------------------
     25-September-2007              698,202,505                    6.851%
-------------------------------------------------------------------------------------
      25-October-2007               685,067,572                    7.086%
-------------------------------------------------------------------------------------
      25-November-2007              672,031,482                    6.851%
-------------------------------------------------------------------------------------
      25-December-2007              659,303,803                    7.087%
-------------------------------------------------------------------------------------
      25-January-2008               646,890,504                    6.852%
-------------------------------------------------------------------------------------
      25-February-2008              633,305,112                    6.855%
-------------------------------------------------------------------------------------
       25-March-2008                621,375,752                    7.342%
-------------------------------------------------------------------------------------
       25-April-2008                609,667,609                    6.855%
-------------------------------------------------------------------------------------
        25-May-2008                 597,853,917                    7.090%
-------------------------------------------------------------------------------------
        25-June-2008                586,582,219                    6.855%
-------------------------------------------------------------------------------------
        25-July-2008                574,860,862                    7.090%
-------------------------------------------------------------------------------------
       25-August-2008               563,822,818                    6.855%
-------------------------------------------------------------------------------------
     25-September-2008              553,182,485                    6.855%
-------------------------------------------------------------------------------------
      25-October-2008               540,575,566                    7.088%
-------------------------------------------------------------------------------------
      25-November-2008              524,758,667                    6.850%
-------------------------------------------------------------------------------------
      25-December-2008              513,472,356                    7.087%
-------------------------------------------------------------------------------------
      25-January-2009               492,899,632                    6.855%
-------------------------------------------------------------------------------------
      25-February-2009              483,164,677                    6.854%
-------------------------------------------------------------------------------------

___________________________
* Subject to adjustment in accordance with the Following Business Day Convention.

-------------------------------------------------------------------------------------
       25-March-2009                474,022,345                    7.610%
-------------------------------------------------------------------------------------
       25-April-2009                465,049,631                    6.854%
-------------------------------------------------------------------------------------
        25-May-2009                 456,243,397                    7.089%
-------------------------------------------------------------------------------------
        25-June-2009                447,454,664                    6.854%
-------------------------------------------------------------------------------------
        25-July-2009                433,708,658                    7.089%
-------------------------------------------------------------------------------------
       25-August-2009               417,619,835                    6.858%
-------------------------------------------------------------------------------------
     25-September-2009              407,951,500                    6.858%
-------------------------------------------------------------------------------------
      25-October-2009               397,308,139                    7.094%
-------------------------------------------------------------------------------------
      25-November-2009              371,969,295                    6.878%
-------------------------------------------------------------------------------------
      25-December-2009              356,129,512                    7.131%
-------------------------------------------------------------------------------------
      25-January-2010               348,843,446                    6.895%
-------------------------------------------------------------------------------------
      25-February-2010              341,648,658                    6.896%
-------------------------------------------------------------------------------------
       25-March-2010                335,134,583                    7.656%
-------------------------------------------------------------------------------------
       25-April-2010                330,104,340                    6.896%
-------------------------------------------------------------------------------------
        25-May-2010                 323,949,123                    7.133%
-------------------------------------------------------------------------------------
        25-June-2010                317,908,195                    6.896%
-------------------------------------------------------------------------------------
        25-July-2010                311,979,442                    7.133%
-------------------------------------------------------------------------------------
       25-August-2010               306,160,785                    6.896%
-------------------------------------------------------------------------------------
     25-September-2010              300,450,186                    6.896%
-------------------------------------------------------------------------------------
      25-October-2010               294,845,643                    7.133%
-------------------------------------------------------------------------------------
      25-November-2010              289,345,192                    6.896%
-------------------------------------------------------------------------------------
      25-December-2010              283,946,906                    7.132%
-------------------------------------------------------------------------------------
      25-January-2011               278,574,405                    6.896%
-------------------------------------------------------------------------------------
      25-February-2011              273,376,270                    6.896%
-------------------------------------------------------------------------------------
       25-March-2011                268,274,699                    7.656%
-------------------------------------------------------------------------------------
       25-April-2011                261,617,915                    6.897%
-------------------------------------------------------------------------------------
        25-May-2011                 255,627,054                    7.135%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
        25-June-2011                250,808,080                    6.898%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
        25-July-2011                241,979,803                    7.138%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
       25-August-2011               231,565,418                    6.901%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
     25-September-2011              224,620,975                    6.900%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      25-October-2011               198,862,736                    7.159%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      25-November-2011              181,525,701                    6.924%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      25-December-2011               7,531,332                     7.150%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
      25-January-2012                 343,814                      6.948%
-------------------------------------------------------------------------------------

Please  confirm that the  foregoing  correctly  sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                         By:_____________________________
                                                            Name:
                                                            Title:

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage
Trust 2007-1

By:________________________________
     Name:
     Title:

Our Reference No: External ID:  53195585N3 / Risk ID: 447692463, 447692477

                                                                                                                CSA

                                              Elections and Variables
                                         to the ISDA Credit Support Annex
                                           dated as of February 28, 2007
                                                      between

            Credit Suisse International
                                                              Wells Fargo Bank, N.A., not in its individual or corporate
                                                      and       capacity but solely as Trust Administrator on behalf of
                                                                       the Adjustable Rate Mortgage Trust 2007-1
       ______________________________________                          _________________________________________
                    ("Party A")                                                       ("Party B")

Paragraph 13.

(a)      Security Interest for "Obligations".

         The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "Delivery  Amount" has the meaning  specified in Paragraph  3(a),  except that the words
                  "upon a demand  made by the  Secured  Party"  shall be deleted  and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a".

                  (B)      Paragraph  4(b) is hereby  amended  by the  insertion  of the words "(i) in respect of a
                  Transfer  pursuant to Paragraph 3(b),"  immediately  prior to the words "if a demand for" and the insertion  of the words "; and (ii) in respect of a Transfer  pursuant  to  Paragraph  3(a),  the relevant  Transfer  will be made not later than the close of business on the Local  Business  Day following the Valuation Date" immediately prior to the period.

                  (C)      "Return Amount" has the meaning specified in Paragraph 3(b).

                           (D)      "Credit  Support  Amount" for a Valuation Date shall mean zero;  provided that, if the Threshold in respect of Party A is zero on such Valuation  Date,  "Credit  Support Amount"
                  shall mean one of the  following if one of the following  specified  events have occurred on such
                  Valuation Date:

                           (i)      if a Moody's  Collateralization Event has occurred and is continuing but (a) no
                                    Moody's  Rating Event has occurred and is  continuing or (b) less than 30 Local
                                    Business Day have elapsed since the last time that no Moody's  Rating Event had occurred and was  continuing,  "Credit  Support Amount" shall mean an amount in
                                    USD equal to the  greater of (1) the sum of (a) the  Secured  Party's  Exposure
                                    and (b) the  First  Trigger  Collateral  Amount  (as  defined  below)  for each
                                    Transaction hereunder and (2) zero;

                           (ii)     so long as a Moody's  Ratings  Event has occurred and is  continuing  and 30 or more  Local  Business  Days have  elapsed  since the last time that no  Moody's
                                    Rating Event had occurred and was  continuing,  "Credit  Support  Amount" shall mean an amount in USD equal to the  greatest  of (1) the sum of (a) the Secured
                                    Party's  Exposure  and (b) the Second  Trigger  Collateral  Amount (as  defined below) for each  Transaction  hereunder,  (2) an amount  equal to the  Floating
                                    Amount payable by Party A pursuant to each Transaction  hereunder in respect of the first  Floating Rate Payer Payment Date scheduled to occur on or after such
                                    Valuation Date and (3) zero; and

                                    (iii)   if  an  S&P  Collateralization  Event  or  an  S&P  Ratings  Event  has
                                    occurred and is  continuing,  "Credit  Support  Amount" shall mean an amount in
                                    USD equal to the  greater of (1) the sum of (a) the  Secured  Party's  Exposure
                                    and (b) the  Notional  Volatility  Buffer  and (2) zero.  "Notional  Volatility
                                    Buffer",  as determined by the Valuation Agent for any date,  means the product of (i) the Notional  Amount of the  Transaction on such date,  (ii) the Payment
                                    Factor,  and (iii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

                                    ------------------- --------------- ---------------- ------------- --------------
                                    Party A S&P         Remaining       Remaining        Remaining     Remaining
                                    Rating on such      Weighted        Weighted         Weighted      Weighted
                                    date                Average Life    Average Life     Average       Average Life
                                                        Maturity up     Maturity up to   Life          Maturity up
                                                        to 3 years      5 years          Maturity up   to 30 years
                                                                                         to 10 years
                                    ------------------- --------------- ---------------- ------------- --------------
                                    S&P S-T Rating of   0.00%           0.00%            0.00%         0.00%
                                    "A-1" or above
                                    ------------------- --------------- ---------------- ------------- --------------
                                    S&P S-T Rating of   2.75%           3.25%            4.0%          4.75%
                                    "A-2"
                                    ------------------- --------------- ---------------- ------------- --------------
                                    S&P S-T Rating of   3.25%           4.00%            5.0%          6.25%
                                    "A-3"
                                    ------------------- --------------- ---------------- ------------- --------------
                                    S&P L-T Rating of   3.50%           4.50%            6.75%         7.50%
                                    "BB+" or lower
                                    ------------------- --------------- ---------------- ------------- --------------

                                    L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

                                    S-T Rating means with respect to any Person,  the unsecured,  unguaranteed  and otherwise unsupported short-term debt obligations of such Person.

                                    Payment Factor means 1.

                  In  circumstances  where more than one of Paragraph  13(b)(i)(C)(i),  (ii) and (iii)  apply,  the
                  Credit  Support  Amount shall be calculated  by reference to the paragraph  which would result in

                  Party A Transferring  the greatest  amount of Eligible  Credit  Support.  Under no  circumstances will Party A be required to Transfer  more  Eligible  Credit  Support  than the  greatest  amount calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

                  First Trigger  Collateral Amount means, in respect of each Transaction  hereunder on any date, an amount in USD equal to the Notional  Amount of such  Transaction  on such date  multiplied by the
                  Applicable Percentage set forth in the table in Exhibit A hereto.

                  Second Trigger  Collateral  Amount means, in respect of each  Transaction  hereunder on any date, an amount in USD equal to the Notional  Amount of such  Transaction  on such date  multiplied  by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

         (ii)     Eligible  Collateral.  On any date,  the  following  items will qualify as "Eligible  Collateral"
                  for  Party A:

                  (A)      Valuation Percentage S&P

                  --------------------------------------------------------------------- -------------
                  (i)      Cash                                                             100%
                  --------------------------------------------------------------------- -------------

                  --------------------------------------------------------------------- -------------
                   (ii)    Negotiable  debt  obligations  issued after 18 July 1984 by     98.0%
                           the U.S. Treasury  Department having a residual maturity on such date of less than 1 year
                  --------------------------------------------------------------------- -------------

                  --------------------------------------------------------------------- -------------
                   (iii)   Coupon-bearing  negotiable debt obligations issued after 18     93.8%
                           July  1984  by  the  U.S.  Treasury   Department  having  a
                           residual  maturity on such date equal to or greater  than 1 year but less than 5 years
                  --------------------------------------------------------------------- -------------

                  --------------------------------------------------------------------- -------------
                  (iv)     Coupon-bearing  negotiable debt obligations issued after 18     90.3%
                           July  1984  by  the  U.S.  Treasury   Department  having  a
                           residual  maturity on such date equal to or greater  than 5 years but less than 10 years
                  --------------------------------------------------------------------- -------------

                  (B)      Valuation Percentage Moody's

                  -------------------- -------------------------------- -----------------------------
                       INTRUMENT                    Daily                          Weekly
                  -------------------- -------------------------------- -----------------------------
                   U.S. Dollar Cash                 100%                            100%
                  -----------------------------------------------------------------------------------
                   Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department with
                                                  Remaining Maturity
                  -------------------- -------------------------------- -----------------------------
                        <1 Year                     100%                            100%
                  -------------------- -------------------------------- -----------------------------
                     1 to 2 years                   100%                            99%
                  -------------------- -------------------------------- -----------------------------
                     2 to 3 years                   100%                            98%
                  -------------------- -------------------------------- -----------------------------
                     3 to 5 years                   100%                            97%
                  -------------------- -------------------------------- -----------------------------
                     5 to 7 years                   100%                            95%
                  -------------------- -------------------------------- -----------------------------
                     7 to 10 years                  100%                            94%
                  -----------------------------------------------------------------------------------
                    Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
                  -------------------- -------------------------------- -----------------------------
                    All Maturities                  100%                            99%
                  -------------------- -------------------------------- -----------------------------

                  In circumstances  where both Paragraph  13(b)(ii)(A) and (B) apply, the Valuation  Percentage for an item of Eligible  Collateral  shall be calculated  by reference to the  paragraph  which would result in the lower Valuation Percentage for such item of Eligible Collateral.

         (iii)    Other Eligible Support.  None.

         (iv)     Thresholds.

                  (A)      "Independent Amount" means with respect to Party A:  Not applicable.

                           "Independent Amount" means with respect to Party B:  Not applicable.

                  (B)      "Threshold"  means with respect to Party A:  infinity,  provided  that if an S&P Ratings
                           Event or a  Collateralization  Event has occurred and is continuing,  the Threshold with respect to Party A shall be zero,  unless  with  respect to a  Collateralization  Event,
                           (i) Party A has remedied such  Collateralization  Event in accordance with the terms of, and within the  relevant  timeframe  specified  in, the  Agreement  by means  other than posting  collateral  pursuant to this Annex and a Ratings  Event has not occurred and is continuing or (ii) (a) no S&P  Collateralization  Event has occurred and is  continuing, and (b) (1) if a Moody's  Collateralization  Event has occurred and is continuing,  less
                           than  30  Local   Business   Days  have   elapsed   since  the  last  time  no   Moody's
                           Collateralization   Event  has   occurred  and  was   continuing   and  (2)  no  Moody's
                           Collateralization  Event had occurred  when this Annex was  executed,  in which case the
                           Threshold with respect to Party A shall remain infinity.

                           "Threshold" means with respect to Party B: infinity.

                  (C)      "Minimum  Transfer  Amount"  means  USD  100,000  with  respect  to Party A and Party B;
                           provided,  however,  that if the aggregate Certificate Principal Balance of Certificates rated by S&P ceases to be more than USD 50,000,000,  the "Minimum  Transfer Amount shall be USD 50,000.

                  (D)      Rounding.  The Delivery  Amount will be rounded up to the nearest  integral  multiple of
                           USD 10,000.  The Return  Amount will be rounded  down to the nearest  integral  multiple of USD 1,000.

(c)      Valuation and Timing.

         (i)      "Valuation  Agent" means Party A.  Calculations  by Party A will be made by reference to commonly accepted market sources.

         (ii)     "Valuation Date" means,

                  (A)      in the event that a  Collateralization  Event other an S&P  Collateralization  Event has occurred and is  continuing,  each Local  Business Day which,  if treated as a Valuation
                           Date, would result in a Delivery Amount or a Return Amount; and

                  (B)      in the event that only an S&P  Collateralization  Event has occurred and is  continuing, or a Ratings Event has occurred and is  continuing,  the last Local Business Day of each calendar week.

         (iii)    "Valuation  Time"  means the close of business  in the city of the  Valuation  Agent on the Local
                  Business Day before the Valuation Date or date of calculation,  as applicable,  provided that the calculations  of Value and Exposure  will be made as of  approximately  the same time on the same date.

         (iv)     "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)      Conditions Precedent and Secured Party's Rights and Remedies.

         No events shall constitute a "Specified Condition."

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.  The  Pledgor  must  obtain  the  Secured  Party's  prior  consent  to any  substitution pursuant  to  Paragraph  4(d) and  shall  give to the  Secured  Party not less than two (2) Local
                  Business  Days'  notice  thereof  specifying  the items of Posted  Credit  Support  intended  for substitution.

(f)      Dispute Resolution.

         (i)      "Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     Value.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of Eligible
                  Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof; and

                  (B)      with respect to any Eligible  Collateral  comprising  securities;  the sum of (a)(x) the last bid price on such date for such  securities  on the principal  national  securities exchange on which such  securities are listed,  multiplied by the  applicable  Valuation
                           Percentage  or (y) where any such  securities  are not listed on a  national  securities exchange,  the bid price for such securities  quoted as at the close of business on such date by any principal  market maker for such securities  chosen by the Valuation  Agent, multiplied  by the  applicable  Valuation  Percentage  or (z) if no such  bid  price  is listed or quoted  for such  date,  the last bid price  listed or quoted (as the case may
                           be),  as of the day next  preceding  such  date on which  such  prices  were  available;
                           multiplied by the  applicable  Valuation  Percentage;  plus (b) the accrued  interest on such  securities  (except to the extent that such  interest  shall have been paid to the
                           Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

         (iii)    Alternative.   The  provisions  of  Paragraph  5  will  apply  provided  the  obligation  of  the appropriate  party to deliver  the  undisputed  amount to the other party will not arise prior to the time that would  otherwise  have applied to the Transfer  pursuant to, or deemed made,  under
                  Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted Collateral; Custodians:

                  The Trust  Administrator  (as  defined in the PSA) will be  entitled  to hold  Posted  Collateral pursuant to Paragraph 6(b).

         (ii)     Use of  Posted  Collateral.  The  provisions  of  Paragraph  6(c)  will  not  apply  to  Party B.
                  Therefore,  Party B will not have any of the rights  specified in  Paragraph  6(c)(i) or 6(c)(ii)
                  unless  book-entry  securities  are  delivered,  in which  event  Party B shall  have the  rights specified in Paragraph 6(c)(i) and 6(c)(ii).

(h)      Distributions and Interest Amount.

         (i)      Interest Rate. The "Interest  Rate" will be the annualized  rate of return  actually  achieved on
                  Posted Collateral in the form of Cash during the relevant Interest Period.

         (ii)     Transfer of  Interest  Amount.  The  Transfer  of the  Interest  Amount will be made on any Local
                  Business  Day on which  Posted  Collateral  in the  form of Cash is  Transferred  to the  Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

         (iii)    Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s).

         There are no additional representations by either party.

(j)      Demands and Notices.

         All demands,  specifications  and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

         (i)  shall be given to or made at the following addresses:

         If to Party A:

                  Address:          One Cabot Square
                                    London E14 4QJ
                                    England

                  Telephone:        44 20 7888 3083
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         If to Party B:

                  Wells Fargo Bank, N.A.
                  Address:          9062 Old Annapolis Road
                                    Columbia, Maryland 21045
                  Attention:        Client Manager, CSFB ARMT 07-1
                  Telephone:        410 884 2000
                  Fax:              410 715 2380

         or at such other  address  as the  relevant  party may from time to time  designate  by giving  notice (in accordance with the terms of this paragraph)  to the other party;

         (ii)     shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local  Business Day or after the  Notification  Time on any Local  Business  Day in which event such notice  shall be deemed to be effective on the next succeeding Local Business Day.

(k)      Address for Transfers.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B: To be notified to Party A by Party B at the time of the request for the Transfer.

(l)      Other Provisions.

         (i)      Additional Definitions

                  As used in this Annex:

                           "Equivalent  Collateral"  means,  with  respect  to  any  security  constituting  Posted
                  Collateral,  a security of the same issuer and, as  applicable,  representing  or having the same class,  series,  maturity,  interest rate,  principal amount or liquidation  value and such other provisions as are necessary for that  security and the security  constituting  Posted  Collateral to be treated as equivalent in the market for such securities;

                  "Local  Business  Day"  means:  (i) any day on which  commercial  banks  are  open  for  business
                  (including  dealings in foreign  exchange and foreign currency  deposits) in London,  and (ii) in relation  to a Transfer  of  Eligible  Collateral,  a day on which the  clearance  system  agreed between  the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible
                  Collateral for which delivery is  contemplated  by other means, a day on which  commercial  banks are open for business  (including  dealings for foreign exchange and foreign  currency  deposits)
                  in New York and such other places as the parties shall agree); and

                  "transaction-specific  hedges" has the meaning  given to such term in "Framework  for  De-linking
                  Hedge  Counterparty  Risks  from  Global  Structured   Finance  Cashflow   Transactions   Moody's
                  Methodology" published by Moody's Investors Service and dated May 25, 2006.

         (ii)     Events of Default

                  Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

                  "For the  purposes of Section  5(a)(iii)(i)  of this  Agreement,  an Event of Default  will exist with  respect to a party if that party  fails (or fails to cause its  Custodian)  to make,  when due, any Transfer of Posted Credit Support or the Interest  Amount,  as applicable,  required to be made by it and that failure  continues  for two Local  Business Days after the notice of that failure is given to that party,  except that (A) if such failure would  constitute an Additional
                   Termination  Event  under  another  provision  of this  Agreement  and (B) no more than 30 Local
                   Business  Days have  elapsed  since the last time that no Moody's  Rating Event has occurred and was continuing,  then such failure shall be an Additional  Termination Event and not an Event of
                   Default".
..
         (iii)    Return of Fungible Securities

                  In lieu of  returning to the Pledgor  pursuant to  Paragraphs  3(b),  4(d), 5 and 8(d) any Posted
                  Collateral comprising securities the Secured Party may return Equivalent Collateral.

         (iv)     Covenants of the Pledgor

                  So long as the  Agreement  is in  effect,  the  Pledgor  covenants  that it will keep the  Posted
                  Collateral  free from all  security  interests  or other  encumbrances  created  by the  Pledgor,

                  except the security interest created hereunder and any security  interests or other  encumbrances created by the Secured Party; and will not sell, transfer,  assign,  deliver or otherwise dispose of, or grant any option  with  respect to any  Posted  Collateral  or any  interest  therein,  or create, incur or permit to exist any pledge, lien,  mortgage,  hypothecation,  security interest, charge,  option or any other  encumbrance  with respect to any Posted  Collateral or any interest therein, without the prior written consent of the Secured Party.

         (v)      No Counterclaim

                  A  party's  rights to demand  and  receive  the  Transfer  of  Eligible  Collateral  as  provided hereunder  and its rights as Secured Party  against the Posted  Collateral or otherwise  shall be absolute and subject to no  counterclaim,  set-off,  deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

         (vi)     Holding Collateral

                  The  Secured  Party  shall  cause  any  Custodian  appointed  hereunder  to open and  maintain  a segregated  account  (which  shall be an  Eligible  Account,  as defined in the PSA) and to hold, record  and  identify  all the Posted  Collateral  in such  segregated  account  and,  subject to
                  Paragraph  8(a),  such  Posted  Collateral  shall at all times be and remain the  property of the
                  Pledgor and shall at no time  constitute the property of, or be commingled  with the property of, the Secured Party or the Custodian.

         (vii)    Security and Performance

                  Eligible  Collateral  Transferred  to the Secured  Party  constitutes  security  and  performance assurance  without which the Secured  Party would not  otherwise  enter into and continue any and all Transactions.

         (viii)   Agreement as to Single Secured Party and Pledgor

                  Party A and Party B agree that,  notwithstanding  anything to the contrary in the recital to this
                  Annex,  Paragraph  1(b),  Paragraph 2 or the  definitions  in Paragraph 12, (a) the term "Secured
                  Party" as used in this Annex  means only  Party B, (b) the term  "Pledgor"  as used in this Annex means  only  Party  A,  (c)  only  Party A makes  the  pledge  and  grant  in  Paragraph  2,  the acknowledgment  in the final  sentence of Paragraph 8(a) and the  representations  in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

         (ix)     External Verification of Mark-to-Market Valuations.

                  On each Valuation  Date occurring  while an S&P  Collateralization  Event is continuing,  Party A shall  provide to S&P not later than the  Notification  Time on the Local  Business Day following such  Valuation  Date its  calculations  of  Exposure  and the S&P Value of any  Eligible  Credit
                  Support or Posted  Credit  Support for that  Valuation  Date.  Every  month after the  unsecured, unguaranteed  and otherwise  unsupported  long-term debt  obligations of each Relevant Entity are rated below BBB+ by S&P,  unless  otherwise  agreed in writing with S&P,  Party A will verify its determination  of  Exposure  of the  Transaction  and  any  Posted  Credit  Support  on the  next
                  Valuation  Date  by  seeking   quotations  from  two  (2)  Reference   Market-makers   for  their
                  determination  of Exposure of the  Transaction  on such  Valuation  Date and the Valuation  Agent will use the  greater of either (a) its own  determination  or (b) the  highest  quotation  for a
                  Reference  Market-maker,  if  applicable,  for the  next  Valuation  Date;  provided,  that  this
                  Paragraph  13(l)(ix)  shall only apply to the extent that the  Certificates  outstanding  at such time (as  defined  in the PSA) are rated  higher  by S&P than the S&P L-T  Rating of Party A; and
                  provided  further,  that Party A shall not seek  verification of its determination of Exposure as described  above from the same Reference  Market-maker  more than four times in any  twelve-month
                  period.   Party A shall provide to S&P copies of such verification details.

         (x)      Expenses.

                  Notwithstanding  Paragraph  10(a),  the Pledgor will be  responsible  for, and will reimburse the
                  Secured Party for, all transfer  costs involved in the Transfer of Eligible  Collateral  from the
                  Pledgor to the Secured Party (or any agent or custodian  for  safekeeping  of the Secured  Party)
                  or from the Secured  Party (or any agent or custodian for  safekeeping  of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

         (xi)     Trust Administrator Capacity.

                  It is expressly  understood  and agreed by the parties hereto that (i) this Agreement is executed and  delivered  by  Wells  Fargo  Bank,  N.A.  (the  Trust  Administrator)  not  individually  or personally  but solely as Trust  Administrator  on behalf of the Trust  created under the Pooling and Servicing  Agreement in respect of the Adjustable Rate Mortgage Trust 2007-1 (the Trust),  in
                  the exercise of the powers and  authority  conferred and vested in it under the PSA, (ii) each of the  representations,  undertakings  and agreements  herein made on the part of the Trust is made and  intended  not  as  personal  representations,  undertakings  and  agreements  by  the  Trust
                  Administrator  but is made  and  intended  for the  purpose  of  binding  only the  Trust,  (iii)
                  nothing  herein  contained  shall be construed as creating any liability on the part of the Trust
                  Administrator,  individually or personally,  to perform any covenant either  expressed or implied contained  herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person  claiming by, through or under the parties  hereto and (iv) under no  circumstances shall the Trust  Administrator  be  personally  liable  for the  payment of any  indebtedness  or expenses of the Trust or be liable for the breach or failure of any  obligation,  representation, warranty or covenant made or  undertaken  by the Trust under this  Agreement or any other related documents  as to all of  which  recourse  shall  be had  solely  to the  assets  of the  Trust in accordance with the terms of the PSA.

             Credit Suisse International                Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of
                                                                 the Adjustable Rate Mortgage Trust 2007-1

By: __________________________________________        By: __________________________________________________
Name:                                                 Name:
Title:                                                Title:

By: __________________________________________
Name:
Title:

                                                     EXHIBIT A

                              FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps, caps, floors and transaction-specific hedges:

------------------------- ---------------------------------------------- ---------------------------------------------
 Weighted Average Life                Interest Rate Hedges                             Currency Hedges
   of Hedge in Years
------------------------- --------------------------------------------------------------------------------------------
                                                               Valuation Dates:
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                  Daily                  Weekly                  Daily                 Weekly
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Less than 1 year                  0.15%                  0.25%                   1.10%                  2.20%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               0.30%                  0.50%                   1.20%                  2.40%
than 1 year but less
than 2 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               0.40%                  0.70%                   1.30%                  2.60%
than 2 years but less
than 3 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               0.60%                  1.00%                   1.40%                  2.80%
than 3 years but less
than 4 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               0.70%                  1.20%                   1.50%                  2.90%
than 4 years but less
than 5 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               0.80%                  1.40%                   1.60%                  3.10%
than 5 years but less
than 6 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.00%                  1.60%                   1.60%                  3.30%
than 6 years but less
than 7 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.10%                  1.80%                   1.70%                  3.40%
than 7 years but less
than 8 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.20%                  2.00%                   1.80%                  3.60%
than 8 years but less
than 9 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.30%                  2.20%                   1.90%                  3.80%
than 9 years but less
than 10 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.40%                  2.30%                   1.90%                  3.90%
than 10 years but less
than 11 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.50%                  2.50%                   2.00%                  4.00%
than 11 years but less
than 12 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.60%                  2.70%                   2.10%                  4.10%
than 12 years but less
than 13 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.70%                  2.80%                   2.10%                  4.30%
than 13 years but less
than 14 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.80%                  3.00%                   2.20%                  4.40%
than 14 years but less
than 15 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.90%                  3.20%                   2.30%                  4.50%
than 15 years but less
than 16 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  3.30%                   2.30%                  4.60%
than 16 years but less
than 17 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  3.50%                   2.40%                  4.80%
than 17 years but less
than 18 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  3.60%                   2.40%                  4.90%
than 18 years but less
than 19 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  3.70%                   2.50%                  5.00%
than 19 years but less
than 20 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  3.90%                   2.50%                  5.00%
than 20 years but less
than 21 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 21 years but less
than 22 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 22 years but less
than 23 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 23 years but less
than 24 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 24 years but less
than 25 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 25 years but less
than 26 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 26 years but less
than 27 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 27 years but less
than 28 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 28 years but less
than 29 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 29 years but less
than 30 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to 30 years                 2.00%                  4.00%                   2.50%                  5.00%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                                     EXHIBIT B

                              SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):

------------------------- ---------------------------------------------- ---------------------------------------------
 Weighted Average Life                 Interest Rate Swaps                              Currency Swaps
   of Hedge in Years
------------------------- --------------------------------------------------------------------------------------------
                                                               Valuation Dates:
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                  Daily                  Weekly                  Daily                 Weekly
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Less than 1 year                  0.50%                  0.60%                   6.10%                  7.25%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.00%                  1.20%                   6.30%                  7.50%
than 1 year but less
than 2 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.50%                  1.70%                   6.40%                  7.70%
than 2 years but less
than 3 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.90%                  2.30%                   6.60%                  8.00%
than 3 years but less
than 4 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.40%                  2.80%                   6.70%                  8.20%
than 4 years but less
than 5 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.80%                  3.30%                   6.80%                  8.40%
than 5 years but less
than 6 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               3.20%                  3.80%                   7.00%                  8.60%
than 6 years but less
than 7 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               3.60%                  4.30%                   7.10%                  8.80%
than 7 years but less
than 8 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               4.00%                  4.80%                   7.20%                  9.00%
than 8 years but less
than 9 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               4.40%                  5.30%                   7.30%                  9.20%
than 9 years but less
than 10 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               4.70%                  5.60%                   7.40%                  9.30%
than 10 years but less
than 11 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               5.00%                  6.00%                   7.50%                  9.50%
than 11 years but less
than 12 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               5.40%                  6.40%                   7.60%                  9.70%
than 12 years but less
than 13 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               5.70%                  6.80%                   7.70%                  9.80%
than 13 years but less
than 14 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               6.00%                  7.20%                   7.80%                 10.00%
than 14 years but less
than 15 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               6.30%                  7.60%                   7.90%                 10.00%
than 15 years but less
than 16 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               6.60%                  7.90%                   8.00%                 10.00%
than 16 years but less
than 17 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               6.90%                  8.30%                   8.10%                 10.00%
than 17 years but less
than 18 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               7.20%                  8.60%                   8.20%                 10.00%
than 18 years but less
than 19 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               7.50%                  9.00%                   8.20%                 10.00%
than 19 years but less
than 20 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               7.80%                  9.00%                   8.30%                 10.00%
than 20 years but less
than 21 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.40%                 10.00%
than 21 years but less
than 22 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.50%                 10.00%
than 22 years but less
than 23 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.60%                 10.00%
than 23 years but less
than 24 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.60%                 10.00%
than 24 years but less
than 25 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.70%                 10.00%
than 25 years but less
than 26 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.80%                 10.00%
than 26 years but less
than 27 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.80%                 10.00%
than 27 years but less
than 28 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.90%                 10.00%
than 28 years but less
than 29 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.00%                  9.00%                   8.90%                 10.00%
than 29 years but less
than 30 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to 30 years                 8.00%                  9.00%                   9.00%                 10.00%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

         For Transactions that are caps, floors, swaptions and transaction-specific hedges:

------------------------- ---------------------------------------------- ---------------------------------------------
 Weighted Average Life                Interest Rate Hedges                             Currency Hedges
   of Hedge in Years
------------------------- --------------------------------------------------------------------------------------------
                                                               Valuation Dates:
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                  Daily                  Weekly                  Daily                 Weekly
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Less than 1 year                  0.65%                  0.75%                   6.30%                  7.40%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.30%                  1.50%                   6.60%                  7.80%
than 1 year but less
than 2 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               1.90%                  2.20%                   6.90%                  8.20%
than 2 years but less
than 3 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               2.50%                  2.90%                   7.10%                  8.50%
than 3 years but less
than 4 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               3.10%                  3.60%                   7.40%                  8.90%
than 4 years but less
than 5 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               3.60%                  4.20%                   7.70%                  9.20%
than 5 years but less
than 6 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               4.20%                  4.80%                   7.90%                  9.60%
than 6 years but less
than 7 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               4.70%                  5.40%                   8.20%                  9.90%
than 7 years but less
than 8 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               5.20%                  6.00%                   8.40%                 10.20%
than 8 years but less
than 9 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               5.70%                  6.60%                   8.60%                 10.50%
than 9 years but less
than 10 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               6.10%                  7.00%                   8.80%                 10.70%
than 10 years but less
than 11 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               6.50%                  7.50%                   9.00%                 11.00%
than 11 years but less
than 12 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               7.00%                  8.00%                   9.20%                 11.30%
than 12 years but less
than 13 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               7.40%                  8.50%                   9.40%                 11.50%
than 13 years but less
than 14 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               7.80%                  9.00%                   9.60%                 11.80%
than 14 years but less
than 15 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.20%                  9.50%                   9.80%                 11.80%
than 15 years but less
than 16 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               8.60%                  9.90%                  10.00%                 12.00%
than 16 years but less
than 17 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               9.00%                  10.40%                 10.10%                 12.00%
than 17 years but less
than 18 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               9.40%                  10.80%                 10.30%                 12.00%
than 18 years but less
than 19 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater               9.70%                  11.00%                 10.50%                 12.00%
than 19 years but less
than 20 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 10.70%                 12.00%
than 20 years but less
than 21 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 10.80%                 12.00%
than 21 years but less
than 22 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 22 years but less
than 23 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 23 years but less
than 24 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 24 years but less
than 25 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 25 years but less
than 26 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 26 years but less
than 27 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 27 years but less
than 28 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 28 years but less
than 29 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 29 years but less
than 30 years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Equal to 30 years                10.00%                  11.00%                 11.00%                 12.00%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------